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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2006

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (201) 573-8000

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

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TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry into a Material Definitive Agreement
ITEM 8.01	Other Events
ITEM 9.01	Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 99.1

ITEM 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 14, 2006, we entered into a first amendment to securities purchase agreement and to unsecured note due 2006 (“First Amendment”) with Levine Leichtman Capital Partners III, L.P. (“LLCP”). Pursuant to the first funding of the securities purchase agreement which we entered into with LLCP on June 30, 2006 (“Securities Purchase Agreement”), we issued to LLCP an unsecured note in the original principal amount of $2.5 million (the “Unsecured Note”) with a 15% interest rate and a maturity date of August 14, 2006. Pursuant to the First Amendment, $1.0 million of the Unsecured Note was repaid and the maturity date of the remaining $1.5 million was extended to August 25, 2006. Under the terms of the Securities Purchase Agreement, which will remain in effect following the First Amendment, the remaining $33.5 million of the $35 million debt facility will be funded when we complete the restatements of our annual and quarterly financial statements beginning with the financial statements contained in our annual report on Form 10-K for the year ended December 31, 2004, which includes financial statements for fiscal years 2002, 2003 and 2004, file our delinquent Securities and Exchange Commission (“SEC”) reports and satisfy other customary closing conditions. We expect to complete the filing of our Form 10-Q for the quarter ended September 30, 2005, our Form 10-K for the year ended December 31, 2005 and our Form 10-Q’s for the quarters ended March 31, 2006 and June 30, 2006 as quickly as possible.

The foregoing description of the First Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

ITEM 8.01	OTHER EVENTS

On August 16, 2006, we issued a press release reporting on, among other things, our amended agreement with LLCP and updates of our SEC filings. This press release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The exhibits listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description
10.1

First Amendment to Securities Purchase Agreement and to Unsecured Note Due 2006 dated August 14, 2006, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and Levine Leichtman Capital Partners III, L.P., a California limited partnership (“LLCP”).

99.1	Press Release dated August 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2006	BUTLER INTERNATIONAL, INC.

By:/s/ Thomas J. Considine, Jr.
Thomas J. Considine, Jr.
Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1

First Amendment to Securities Purchase Agreement and to Unsecured Note Due 2006 dated August 14, 2006, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and Levine Leichtman Capital Partners III, L.P., a California limited partnership (“LLCP”).

99.1	Press Release dated August 16, 2006.